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FORM 8-K CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 12, 2008

Maidenform Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-32568	06-1724014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

485F US Hwy 1 South Iselin, NJ 08830
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(732) 621-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

I.	Employment Agreements

On December 18, 2008 (the “Effective Date”), Maidenform, Inc. (the “Employer”), a wholly owned subsidiary of Maidenform Brands, Inc. (the “Parent”), and the Parent entered into amended and restated Employment Agreements with (i) Maurice Reznik, the Chief Executive Officer of the Employer, the Parent and their subsidiary companies (the “Employer’s Group”) (the “Reznik Employment Agreement”) and (ii) Steven N. Masket, the Executive Vice President and General Counsel of the Employer’s Group (the “Masket Employment Agreement,” and together with the Reznik Employment Agreement, the “Restated Employment Agreements”).  The Reznik Employment Agreement supersedes the Employment Agreement between the Employer and Mr. Reznik dated as of June 14, 2005 and the Masket Employment Agreement supersedes the Employment Agreement between the Employer and Mr. Masket dated as of November 15, 1999 (the “Prior Agreements”). The Restated Employment Agreements provide for one-year employment terms commencing on the Effective Date that will be automatically renewed for successive periods of one year unless either the Employer or the Executive decide to terminate the agreement on 120 days’ notice.

The Restated Employment Agreements make certain updating and conforming changes, include amendments to the Prior Agreements that are intended to comply with the Internal Revenue Code of 1986, as amended, including Section 409A thereof (“Section 409A”) and provide for the following material modifications:

•
The Reznik Employment Agreement modifies the severance payments to Mr. Reznik if his employment is terminated by the Employer without “cause” or by Mr. Reznik for “good reason” (each as defined in the Reznik Employment Agreement), or if the Employer elects not to extend the term.  In the event of any such termination, subject to Mr. Reznik’s execution of a general release of claims, Mr. Reznik will be entitled to a lump sum payment within 60 days following termination equal to 1.5 times his base salary, plus (x) in the event of a termination without cause or for good reason within 2 years following a change in control (a “Post CIC Termination”), an amount equal to 1 times the greater of (i) an amount equal to his average annual bonus over the three fiscal years immediately preceding his termination of employment (“3-year Average Bonus”) and (ii) his target bonus for the year in which the termination occurs; or (y) in the event of a termination without cause or for good reason that is not a Post CIC Termination, an amount equal to 1 times the lesser of (i) his 3-year Average Bonus and (ii) his target bonus for the year in which the termination occurs.

•
The Masket Employment Agreement modifies the severance payments to Mr. Masket if his employment is terminated by the Employer without “cause” or by Mr. Masket for “good reason” (each as defined in the Masket Employment Agreement), or if the Employer elects not to extend the term.  In the event of any such termination, subject to Mr. Masket’s execution of a general release of claims, Mr. Masket will be entitled to an amount, paid in equal installments over a period of 12 months from the date of his termination (subject to any required delays as provided in the Masket Employment Agreement), equal to his base salary rate, plus (x) in the event of a termination without cause or for good reason that is a Post CIC Termination, an amount equal to 1 times the greater of (i) his 3-year Average Bonus and (ii) his target bonus for the year in which the termination occurs; or (y) in the event of a termination without cause or for good reason that is not a Post CIC Termination, an amount equal to 1 times the lesser of (i) his 3-year Average Bonus and (ii) his target bonus for the year in which the termination occurs.

II.	Amendments to Employment Agreements

On the Effective Date the Employer entered into amendments (the “Amendments”) to (i) the Employment Agreement dated as of May 23, 2008, among the Employer, the Parent and Christopher W. Vieth, the Executive Vice President and Chief Financial Officer/Chief Operating Officer of the Employer’s Group (the “Vieth Employment Agreement”); and (ii) the Employment Agreement dated as of October 8, 2008, among the Employer, the Parent and Patrick J. Burns, the Executive Vice President - Sales and Marketing of the Employer’s Group (the “Burns Employment Agreement”).

The Amendments provide modifications that are intended to clarify provisions under the Vieth Employment Agreement and the Burns Employment Agreement, including with respect to compliance with Section 409A, and provide for the following material modifications:

•
The Amendment to the Vieth Employment Agreement modifies the severance amount payable to Mr. Vieth if his employment is terminated by the Employer without “cause” or by Mr. Vieth for “good reason” (each as defined in the Vieth Employment Agreement), or if the Employer elects not to extend the term, to provide that upon any such termination he will be entitled to receive: (A) in the event such termination occurs after the end of Fiscal 2008, an amount equal to his base salary rate, plus (x) in the event of a termination without cause or for good reason that is a Post CIC Termination, an amount equal to one times the greater of (i) his 3-year Average Bonus (which, with respect to Fiscal 2008 will be deemed to have been paid for 9 months of service) and (ii) his target bonus for the year in which the termination occurs; or (y) in the event of a termination without cause or for good reason that is not a Post CIC Termination, an amount equal to one times the lesser of (i) his 3-year Average Bonus and (ii) his target bonus for the year in which the termination occurs; any such amount to be paid in equal installments over a period of 12 months from the date of his termination (subject to any required delays as provided in the Vieth Employment Agreement); or (B) in the event such termination occurs before the end of the Fiscal 2008, (x) in the event of a termination without cause or for good reason that is a Post CIC Termination, an amount equal to one times the greater of (i) an amount equal to the bonus Mr. Vieth would have been entitled for Fiscal 2008 had his employment not terminated, prorated to the date of termination and based on actual results for Fiscal 2008 (the “2008 Actual Bonus Amount”), and (ii) his target bonus for Fiscal 2008; or (y) in the event of a termination without cause or for good reason that is not a Post CIC Termination, an amount equal to one times the lesser of (i) the 2008 Actual Bonus Amount and (ii) his target bonus for Fiscal 2008, in each case payable when such bonus would be payable to other employees for Fiscal 2008 (subject to any required delays as provided in the Vieth Employment Agreement).

•
The Amendment to the Burns Employment Agreement modifies the severance amount payable to Mr. Burns if his employment is terminated by the Employer without “cause” or by Mr. Burns for “good reason” (each as defined in the Burns Employment Agreement), or if the Employer elects not to extend the term, to provide upon any such termination he will be entitled to an amount, paid in equal installments over a period of 12 months from the date of his termination (subject to any required delays as provided in the Burns Employment Agreement), equal to his base salary rate, plus (x) in the event of a termination without cause or for good reason that is a Post CIC Termination, an amount equal to 1 times the greater of (i) his 3-year Average Bonus and (ii) his target bonus for the year in which the termination occurs; or (y) in the event of a termination without cause or for good reason that is not a Post CIC Termination, an amount equal to 1 times the lesser of (i) his 3-year Average Bonus and (ii) his target bonus for the year in which the termination occurs.

In addition, on December 12, 2008 the Employer entered into an amendment (the “Ward Amendment”) to the Employment Agreement dated as of May 11, 2004, among the Employer, the Parent and Thomas J. Ward, the Chairman of the Employer’s Board of Directors, to provide modifications that are intended to comply with the Internal Revenue Code of 1986, as amended, including Section 409A.

The foregoing descriptions of the Restated Employment Agreements, the Vieth Amendment, the Burns Amendment and the Ward Amendment are only summaries and are qualified in their entirety by reference to the Restated Employment Agreements, the Vieth Amendment, the Burns Amendment and the Ward Amendment, copies of which are attached as Exhibits hereto and are incorporated by reference into this Item 5.02.

Item 9.01                      Financial Statements and Exhibits

(d)           Exhibits:

10.1	Employment Agreement, dated December 18, 2008, among Maidenform, Inc., Maidenform Brands, Inc. and Maurice Reznik.

10.2	Employment Agreement, dated December 18, 2008, among Maidenform, Inc., Maidenform Brands, Inc. and Steven N. Masket.

10.3	Amendment Number One, dated December 18, 2008, to the Employment Agreement dated as of May 23, 2008, among Maidenform, Inc., Maidenform Brands, Inc. and Christopher W. Vieth.

10.4	Amendment Number One, dated December 18, 2008, to the Employment Agreement dated as of October 8, 2008, among Maidenform, Inc., Maidenform Brands, Inc. and Patrick J. Burns.

10.5	Amendment Number One, dated December 12, 2008, to the Employment Agreement dated as of May 11. 2004, among Maidenform, Inc., Maidenform Brands, Inc. and Thomas J. Ward.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIDENFORM BRANDS, INC.

Date: December 18, 2008	By:	/s/ Steven N. Masket
		Name:	Steven N. Masket
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit

10.1	Employment Agreement, dated December 18, 2008, among Maidenform, Inc., Maidenform Brands, Inc. and Maurice Reznik.

10.2	Employment Agreement, dated December 18, 2008, among Maidenform, Inc., Maidenform Brands, Inc. and Steven N. Masket.

10.3	Amendment Number One, dated December 18, 2008, to the Employment Agreement dated as of May 23, 2008, among Maidenform, Inc., Maidenform Brands, Inc. and Christopher W. Vieth.

10.4	Amendment Number One, dated December 18, 2008, to the Employment Agreement dated as of October 8, 2008, among Maidenform, Inc., Maidenform Brands, Inc. and Patrick J. Burns.

10.5	Amendment Number One, dated December 12, 2008, to the Employment Agreement dated as of May 11, 2004, among Maidenform, Inc., Maidenform Brands, Inc. and Thomas J. Ward.